UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2012

CYTTA CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-139699	98-0505761
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

Suite 101 - 6490 West Desert Inn Road, Las Vegas NV 89146
(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (702) 307-1680

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

SECTION 4. – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT:

On May 1st, 2012, Cytta Corp., (the “Company”), provided notice to its independent registered public accounting firm, Sadler, Gibb & Associates, L.L.C. 291 South 200 West Farmington, UT 84025 (“SGA”), that the Company dismissed SGA, effective as of that date citing business reasons.

a) Dismissal of Current Independent Registered Public Accounting Firm.

i.

On May 1st, 2012, the Company dismissed SGA as the Company’s current independent registered public accounting firm.

ii.

The Company’s Board of Directors approved the dismissal on May 1st, 2012.

iii.

SGA’s audit report on the financial statements of the Company as of September 30th 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

iv.

Since March 12th, 2010, the date the Company engaged SGA as the Company’s independent registered public accounting firm and through the date of dismissal on May 1st, 2012, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused SGA to make reference in connection with SGA’s opinion to the subject matter of the disagreement.

v.

In connection with the audited financial statements of the Company as of September 30, 2010 and for the period March 12th, 2010 through the date of dismissal on May 1st, 2012 there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi.

The Company provided SGA with a copy of this Current Report on Form 8-K and requested that SGA furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from SGA, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K

b)  Engagement of New Independent Registered Public Accounting Firm.

i.

On May 2nd, 2012, Cytta Corp. (the “Company”), has retained Shelley International,  144 S. Mesa Drive, Suite E, Mesa, AZ 85210  as an independent registered public accounting firm for the Company’s financial statements going forward.

ii.

During our most recent fiscal year and the subsequent interim period prior to retaining  Shelley International

(1) neither we nor anyone on our behalf consulted Shelley International,  regarding

(a)

either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or

(b)

any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and

(2) Shelley International did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1 Letter from Sadler, Gibb & Associates, L.L.C. dated May 4, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2012

Cytta Corp.

By: /s/ Gary Campbell

Gary Campbell

President

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